Exhibit 99.1

Digital River Reports First Quarter 2013 Financial Results

  Delivers first quarter revenue of $113.7 million, up 11 percent year-over-year;
  Reports non-GAAP EPS of $0.33 per diluted share, up 10 percent year-over-year;
  Grows enterprise commerce revenue 19 percent year-over year, which includes the second consecutive quarter of more than 60 percent organic growth in payments revenue;
  Guides to full year revenue growth of 2 percent to 5 percent; and
  Reports progress on strategic transformation to drive sustainable growth and value creation.

MINNEAPOLIS--(BUSINESS WIRE)--May 2, 2013--Digital River, Inc. (NASDAQ: DRIV), the revenue growth experts in global cloud commerce, today reported financial results for its first quarter of 2013.

First Quarter Ended March 31, 2013, Financial Results
GAAP Results
First quarter revenue totaled $113.7 million, compared to $102.4 million during the same period in 2012. This result exceeded management’s first quarter revenue guidance of $101 to $104 million.

First quarter GAAP net loss was $11.4 million or a net loss of $0.35 per share, which compared to GAAP net income of $4.7 million or $0.14 per diluted share in the first quarter of 2012. These results included a non-cash pre-tax charge of $21.2 million related to the finalization of the company’s 2012 goodwill impairment.

Non-GAAP Results
First quarter non-GAAP net income was $11.7 million or $0.33 per diluted share, compared to $11.0 million or $0.30 per diluted share in the first quarter of 2012. These results exceeded management’s first quarter non-GAAP earnings guidance, which ranged from $0.18 to $0.22 per diluted share.

“We are pleased with the strong financial performance we delivered in the first quarter. We continue to add new customers, strengthen relationships with existing customers and invest in our offerings to create new sources of value,” said David Dobson, Digital River’s CEO. “At the same time, we are in the early stages of our strategic transformation. We are making substantial investments to deliver a more flexible commerce ecosystem, pursue high-impact growth markets, as well as create financial capacity that will drive growth and improved operating margins over time. We believe the results of this transformation will lead to sustainable growth and value creation for customers and shareholders.”

During the first quarter, the company repurchased approximately $11.2 million of common stock and $1.3 million of its two percent convertible notes. All transactions took place in the open market.

Second Quarter and Full Year 2013 Guidance
Management’s forward-looking financial expectations for the second quarter of 2013 are as follows:

  Revenue, ranging from $89 to $92 million;
  GAAP net loss, ranging from a net loss of $0.31 to a net loss of $0.27 per share; and
  Non-GAAP EPS, ranging from $0.01 to $0.04 per diluted share, using a 21 percent tax rate.

Management’s forward-looking financial expectations for the full year 2013 are as follows:

  Revenue growth of 2 percent to 5 percent;
  GAAP net loss, ranging from a net loss of $0.90 to a net loss of $0.77 per share; and
  Non-GAAP EPS, ranging from $0.55 to $0.65 per diluted share, using a 21 percent tax rate.

A detailed table providing a reconciliation of the company’s GAAP and non-GAAP earnings guidance estimates can be found accompanying this press release.

Digital River will hold a conference call today at 4:45 p.m. EDT to discuss first quarter financial results. A live webcast of Digital River’s earnings conference call can be accessed on the Investor Relations section of its corporate website. Alternatively, a live broadcast of the call may be heard by using conference ID 37223656 and dialing +1 (408) 427-3861. A webcast replay of the call will be archived on Digital River’s corporate website.

About Digital River, Inc.
Digital River, Inc., the revenue growth experts in global cloud commerce, builds and manages online businesses for software and game publishers, consumer electronics manufacturers, distributors, online retailers and affiliates. Its multi-channel commerce solution, which supports both direct and indirect sales, is designed to help companies of all sizes maximize online revenues as well as reduce the costs and risks of running a global commerce operation. The company’s comprehensive platform offers site development and hosting, order management, global payments, cloud-based billing, fraud management, export controls, tax management, physical and digital product fulfillment, multi-lingual customer service, advanced reporting and strategic marketing services.

Founded in 1994, Digital River is headquartered in Minneapolis with offices across the U.S., Asia, Europe and South America. For more details about Digital River, visit the corporate website, call +1 952-253-1234, or follow the company on Twitter.

Non-GAAP Net Income Calculation
Digital River’s non-GAAP net income (loss) is computed by adjusting GAAP pre-tax income as reported on the company’s statement of operations by adding back amortization of acquisition-related intangibles, stock-based compensation expense, intangible impairments, restructuring costs, litigation settlements, acquisition and integration costs, realized and unrealized investment gains or losses, and goodwill impairments, net of a 21 percent tax rate. Non-GAAP diluted earnings per share is calculated using the “if-converted” method with respect to the issuance of the company’s 2004 and 2010 convertible notes, which includes shares reserved upon conversion of 199,828 and 6,101,022, respectively. In computing non-GAAP diluted earnings per share, adjust non-GAAP net income to add back debt interest and issuance cost amortization expenses, net of the tax benefit, and then divide this amount by fully diluted shares outstanding. This amount, representing the fully diluted earnings computation, is selected to represent non-GAAP diluted earnings per share for each period presented. To provide further clarity, a detailed reconciliation on the comparability of the GAAP and non-GAAP data has been provided in table form following the financial statements accompanying this release.

Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding the company’s anticipated future growth and future financial performance, as well as statements containing the words “anticipates,” “believes,” “plans,” “will,” “expects,” or “guidance” and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the company’s operating history and variability of operating results; competition in the commerce market; challenges associated with international expansion; our ability to successfully complete senior management succession plans; the variability of foreign exchange rates; any breach or compromise of the company’s security systems; our ability to successfully manage our business while undertaking significant internal investments; our ability to execute upon our payments strategy and expand our business in this sector; our ability to achieve favorable tax rates in our international operations; and other risk factors referenced in the company’s public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended Dec. 31, 2012. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Digital River’s most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time-to-time.

The forward-looking statements for fiscal 2013 reflect management’s expectations as of May 2, 2013. Results may be materially affected by many factors, such as changes in global conditions in the financial services markets and consumer spending, fluctuations in foreign currency rates, the rate of growth of online commerce and the Internet, progress with key partners and other factors. The guidance assumes, among other things, that there are no changes to stock-based compensation expense and anticipated tax rates. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management’s analysis only as of the date hereof. The company undertakes no obligation to update these forward-looking statements or future guidance to reflect events or circumstances that may arise after the date hereof.

Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.

Digital River, Inc.
First Quarter Results
(In thousands, except share data)
Subject to reclassification

Consolidated Balance Sheets	(Unaudited)
	March 31,	December 31,
	2013	2012
Assets
Current assets
Cash and cash equivalents	$500,742	$542,851
Short-term investments	144,615	162,794
Accounts receivable, net of allowance of $5,664 and $5,400	69,947	60,656
Deferred tax assets	445	457
Prepaid expenses and other	33,375	33,714
Total current assets	749,124	800,472
Property and equipment, net	55,171	53,265
Goodwill	141,382	108,960
Intangible assets, net of accumulated amortization of $92,498 and $91,059	34,386	11,718
Long-term investments	52,617	71,735
Deferred income taxes	858	1,724
Other assets	3,246	4,342
Total assets	$1,036,784	$1,052,216
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$202,421	$205,377
Accrued payroll	11,226	11,630
Deferred revenue	13,336	13,426
Other accrued liabilities	60,793	51,640
Total current liabilities	287,776	282,073
Non-current liabilities
Convertible senior notes	308,555	309,909
Other liabilities	22,816	18,236
Total non-current liabilities	331,371	328,145
Total liabilities	619,147	610,218
Stockholders' equity
Preferred stock, $.01 par value; 5,000,000 shares authorized; no shares issued or outstanding	-	-
Common stock, $.01 par value; 120,000,000 shares authorized; 49,887,762 and 48,941,402 shares issued	499	489
Treasury stock at cost; 14,619,929 and 13,581,889 shares	(383,863)	(368,721)
Additional paid-in capital	744,337	737,499
Retained earnings	64,536	75,901
Accumulated other comprehensive loss	(7,872)	(3,170)
Stockholders' equity	417,637	441,998
Total liabilities and stockholders' equity	$1,036,784	$1,052,216

Digital River, Inc.
First Quarter Results
(Unaudited, in thousands, except per share amounts)
Subject to reclassification

Consolidated Statements of Operations

	Three months ended March 31,
	2013	2012
Revenue	$113,693	$102,443
Costs and expenses (exclusive of depreciation and amortization expense shown separately below):
Direct cost of services	22,940	18,422
Network and infrastructure	15,261	12,757
Sales and marketing	30,834	28,728
Product research and development	17,799	16,003
General and administrative	18,628	12,170
Goodwill impairment	21,249	-
Depreciation and amortization	5,030	5,339
Amortization of acquisition-related intangibles	1,928	1,849
Total costs and expenses	133,669	95,268
Income (loss) from operations	(19,976)	7,175
Interest income	596	1,139
Interest expense	(1,978)	(2,240)
Other income (expense), net	10,914	(297)
Income (loss) before income taxes	(10,444)	5,777
Income tax expense (benefit)	921	1,040
Net income (loss)	$(11,365)	$4,737

Net income (loss) per share - basic	$(0.35)	$0.14
Net income (loss) per share - diluted	$(0.35)	$0.14
Shares used in per share calculation - basic	32,877	33,608
Shares used in per share calculation - diluted	32,877	34,010

Calculation of GAAP Diluted Net Income (Loss) Per Share

	Three months ended March 31,
	2013	2012
GAAP net income (loss)	$(11,365)	$4,737
Add back debt interest expense and issuance cost amortization, net of tax benefit	-	20
Adjusted net income (loss) for GAAP EPS calculation	$(11,365)	$4,757

Net income (loss) per share - diluted	$(0.35)	$0.14
Shares used in per share calculation - diluted	32,877	34,010

Digital River, Inc.
First Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Consolidated Statements of Cash Flows
	Three months ended
	March 31,
	2013	2012
Operating Activities:
Net income (loss)	$(11,365)	$4,737
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of acquisition-related intangibles	1,928	1,849
Provision for doubtful accounts	327	476
Depreciation and amortization	5,030	5,339
Impairment of goodwill	21,249	-
Debt issuance cost amortization	430	494
Accretion (amortization) of investment discounts and premiums	697	1,248
Loss on sale of equipment	73	-
Gain on sale of investment	(11,067)	-
Stock-based compensation expense	5,575	5,961
Excess tax benefits from stock-based compensation	-	(46)
Deferred and other income taxes	(633)	(2,578)
Change in operating assets and liabilities (net of acquisitions):
Accounts receivable	(13,774)	6,833
Prepaid and other assets	2,172	(4,197)
Accounts payable	(1,197)	(44,238)
Deferred revenue	(1,646)	(1,637)
Income tax payable	716	2,887
Other accrued liabilities	(8,764)	1,051
Net cash provided by (used in) operating activities	(10,249)	(21,821)

Investing Activities:
Purchases of investments	(20,285)	(63,461)
Sales of investments	37,783	60,614
Cash received (paid) for cost method investments	33,177	-
Cash paid for acquisitions, net of cash received	(55,847)	-
Purchases of equipment and capitalized software	(6,983)	(2,413)
Net cash provided by (used in) investing activities	(12,155)	(5,260)

Financing Activities:
Repurchase of senior convertible notes	(1,335)	-
Exercise of stock options	1,273	1,457
Repurchase of common stock	(11,181)	-
Repurchase of restricted stock to satisfy tax withholding obligation	(3,961)	(3,432)
Excess tax benefits from stock-based compensation	-	46
Net cash provided by (used in) financing activities	(15,204)	(1,929)
Effect of exchange rate changes on cash	(4,501)	7,172
Net increase (decrease) in cash and cash equivalents	(42,109)	(21,838)
Cash and cash equivalents, beginning of period	542,851	497,193
Cash and cash equivalents, end of period	$500,742	$475,355

Cash paid for interest on convertible senior notes	$55	$55
Cash paid for income taxes	$974	$496

Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)
UTILIZING 21% EFFECTIVE INCOME TAX RATE

	Three months ended				Twelve months ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2012	2012	2012	2012	2012

GAAP pre-tax income (loss)	$5,777	$762	$(1,431)	$(172,170)	$(167,062)
Add back amortization of acquisition-related intangibles	1,849	1,743	1,709	1,766	7,067
Add back stock-based compensation expense	5,961	6,231	6,063	11,262	29,517
Add back restructuring related costs	395	49	73	1,508	2,025
Add back litigation settlement related costs	-	-	750	-	750
Add back acquisition and integration costs	-	-	622	175	797
Add back unrealized investment loss (gain)	-	-	627	(3,568)	(2,941)
Add back goodwill impairment	-	-	-	175,241	175,241
Subtotal	13,982	8,785	8,413	14,214	45,394
Income tax expense @ 21%	2,936	1,845	1,767	2,985	9,533
Non-GAAP net income	11,046	6,940	6,646	11,229	35,861

Add back debt interest expense and issuance cost amortization, net of tax benefit	1,409	1,412	1,414	1,382	5,617
Adjusted net income for non-GAAP EPS calculation	$12,455	$8,352	$8,060	$12,611	$41,478

Non-GAAP net income per share - diluted	$0.30	$0.20	$0.20	$0.31	$1.02

Shares used in per share calculation - diluted	41,032	40,783	40,172	40,163	40,719

	Three months ended
	March 31,
	2013
GAAP pre-tax income (loss)	$(10,444)
Add back amortization of acquisition-related intangibles	1,928
Add back stock-based compensation expense	5,575
Add back restructuring related costs	3,094
Add back acquisition and integration costs	4,532
Add back realized investment loss (gain)	(11,067)
Add back goodwill impairment	21,249
Subtotal	14,867
Income tax expense @ 21%	3,122
Non-GAAP net income	11,745

Add back debt interest expense and issuance cost amortization, net of tax benefit	1,233
Adjusted net income for non-GAAP EPS calculation	$12,978

Non-GAAP net income per share - diluted	$0.33

Shares used in per share calculation - diluted	39,767

Breakdown of stock-based compensation expense
	Three months ended
	March 31,
	2013
Direct cost of services	$42
Network and infrastructure	415
Sales and marketing	1,832
Product research and development	925
General and administrative	2,361
Total	$5,575

Digital River, Inc.
Non-GAAP Guidance
(Unaudited, in millions except per share amounts)

Revenue Guidance Table
	2012 Actual
	Three months ended				Twelve months ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2012	2012	2012	2012	2012
Commerce	$82.1	$71.3	$71.7	$82.5	$307.6
Support Business	20.3	19.5	20.0	18.8	78.6
Total Revenue	$102.4	$90.8	$91.7	$101.3	$386.2

	2013 Actual
	Three months ended
	March 31,
	2013
Commerce	$97.4
Support Business	16.3
Total Revenue	$113.7

	2013 Guidance		2013 Guidance
	Q2 2013		FY 2013
	Low Guidance	High Guidance	Low Guidance	High Guidance
Commerce	$74	$76	$328	$336
Support Business	15	16	66	68
Total Expected Revenue	$89	$92	$394	$404

Non-GAAP Guidance Reconciliation
	Q2 2013		FY 2013
	Low Guidance	High Guidance	Low Guidance	High Guidance
Expected GAAP net income (loss) per share - diluted	$(0.31)	$(0.27)	$(0.90)	$(0.77)
Add back amortization of acquisition-related intangibles, net of tax	0.05	0.05	0.20	0.20
Add back stock-based compensation expense, net of tax	0.16	0.16	0.54	0.54
Add back restructuring related costs, net of tax	0.01	0.01	0.19	0.19
Add back acquisition and integration costs, net of tax	0.03	0.03	0.06	0.06
Add back realized investment gain, net of tax	-	-	(0.26)	(0.26)
Add back goodwill impairment, net of tax	-	-	0.50	0.50
Tax variability	0.07	0.06	0.22	0.19
Expected non-GAAP diluted net income (loss) per share	$0.01	$0.04	$0.55	$0.65

CONTACT:
Digital River, Inc.
Investor Relations:
Ed Merritt, 952-225-3362
Vice President, Corporate Development, Investor Relations & Treasury
investorrelations@digitalriver.com
or
Media Relations:
Gerri Dyrek, 952-225-3719
Group Vice President, Corporate Communications
gdyrek@digitalriver.com